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                                                                   EXHIBIT 10(b)

                                 AMENDMENT NO. 8
                                       TO
                            THE LAMSON & SESSIONS CO.
                              DEFERRED SAVINGS PLAN



         THIS AMENDMENT is made this 28th day of December, 2000, by The Lamson & Sessions Co. (hereinafter referred to as the "Company");

                              W I T N E S S E T H:

         WHEREAS, the Company maintains The Lamson & Sessions Co. Deferred Savings Plan (hereinafter referred to as the "Plan"); and

         WHEREAS, the Company reserved the right to make certain amendments thereto; and

         WHEREAS, it is the desire of the Company to amend the Plan in order to exclude deferrals from gainsharing programs;

         NOW, THEREFORE, the Company hereby amends the Plan, effective as of the date of this Amendment, as follows:

         1.       Section 2.7 of the Plan is hereby amended by adding subsection
                  (d) thereto, as follows:

                  (d) any and all gainsharing programs, which provide bonus payments for cost savings and/or increased efficiency.

         IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment to be executed as of the day and year first above written.

                                    THE LAMSON & SESSIONS CO.

                                    By: /s/ Charles E. Allen
                                        ----------------------------------------


                                    TRUSTEES:

                                    /s/ James J. Abel
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                                    /s/ Charles E. Allen
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                                    /s/ Lucille C. Andreano
                                    --------------------------------------------

                                    /s/ Lori L. Spencer
                                    --------------------------------------------